LONG-TERM LOANS (Tables)	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about borrowings [abstract]
Schedule of Composition of Long-Term Bank Loan
	December 31,
	2017	2018
	In USD thousands

Bank loan (1)	250	156
Loan from Kreos Capital (Note 18)	-	8,577
	250	8,733
Less current maturities:
Bank loan	(93)	(93)
Loan from Kreos Capital	-	(802)
Total current maturities	(93)	(895)
Total long-term loans	157	7,838

(1)
The loan is denominated in dollars and bears interest at an annual rate of 3.75%. The book value of the loan approximates its fair value. The loan is repayable in 60 monthly installments and is collateralized by certain lab equipment.

Schedule of Future Repayments of Long-Term Bank Loan
Future repayments of the long-term loans indicated above (other than current maturities) in the years subsequent to the balance sheet date are as follows:

	Bank loan	Loan from Kreos Capital	Total
	In USD thousands
2020	63	2,402	2,465
2021	-	2,892	2,892
2022	-	2,481	2,481
	63	7,775	7,838